Advances to suppliers	12 Months Ended
Dec. 31, 2017
Advances to suppliers
Advances to suppliers

8.Advances to suppliers

In order to better manage the Company’s unit costs and to secure adequate and timely supply of polysilicon and silicon wafers during the periods of shortages of polysilicon and silicon wafer supplies, the Company entered into a number of multi-year supply agreements in amounts that were expected to meet the Company’s anticipated production needs. As a condition to the Company receiving the raw materials under those agreements, and in line with industry practice, the Company was required to, and had made advances for all, or a portion, of the total contract price to the Company’s suppliers, which are then offset against future purchases. Typically, the supply agreements are subject to price negotiations with the suppliers based on market prices. The Company has made advances to suppliers where the Company has committed to purchase minimum quantities under some of the supply agreements.

Advances to suppliers to be offset against future purchases of which the Company expects to take delivery of the inventory after the next twelve months are classified as non-current assets in the Company’s Consolidated Balance Sheets as at year end dates.

The Company does not require collateral or other security against its advances to related or third party suppliers. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers. Also, the Company may not be able to recover all unutilized advances to suppliers if the Company does not purchase the minimum quantities or is unable to negotiate or renegotiate acceptable prepayment, quantities, prices and delivery terms with these suppliers, or unforeseen events impair the ability of suppliers to deliver raw materials.

As of December 31, 2016 and 2017, outstanding prepayments, net of any allowance, made to individual suppliers in excess of 10% of total prepayments to suppliers are as follows:

	As of December 31,	As of December 31,
	2016	2017
	RMB	RMB
Supplier A (third party)	143,962	70,644
Supplier B (third party)	50,200	68,059
Supplier C (third party)	38,591	47,733

The following table presents the movement of the allowance for advances to supplier:

	As of December 31,	As of December 31,	As of December 31,
	2015	2016	2017
	RMB	RMB	RMB
Balance at beginning of the year	129,307	125,799	20,717
Allowance made during the year *	1,045	—	273
Recoveries	—	—	—
Written off *	(4,553)	(105,082)	(7,226)

Balance at end of the year	125,799	20,717	13,764

The Company continually assesses the credit quality of its suppliers and the factors that affect the credit risk. Given all circumstance and available evidence as of December 31, 2017, management assesses the risk that the Company is not able to fully utilize the remaining advance payment balance is remote and therefore no further provision was made against remaining advance payment balance as the balance was considered recoverable. Recoveries represent cash received or product delivered subsequently.

* As of December 31, 2014, full provision of RMB 63,331 was provided against the prepayment made to Hemlock under the Original Supply Agreement, as management could not conclude that such amount is recoverable. As of December 31, 2016, the Company wrote off this reserve against the asset, with no income statement impact, due to the settlement of Hemlock dispute (Refer to Note 26 Commitments and Contingencies). In addition, a supplier named General Silicon Solar Energy Electricity (Kunshan) Ltd. was closed as a result of bankruptcy in 2016. Full provision of RMB 35,839 was provided in 2011 and the gross balance of the prepayment were written off as of December 31, 2016.